SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

               _________________________________

                            FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):
                          July 6, 1998

                     NATIONSBANK CORPORATION
     (Exact name of registrant as specified in its charter)

                         North Carolina
 (State or other jurisdiction of incorporation or organization)

                             1-6523
                    (Commission File Number)

                           56-0906609
               (IRS Employer Identification No.)

                  NationsBank Corporate Center
                   Charlotte, North Carolina
            (Address of principal executive offices)

                             28255
                           (Zip Code)

                         (704) 386-5000
      (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

    On July 6, 1998, the Registrant completed a U.S. $800 million Eurobond offering of floating rate senior notes (the "Notes"). The Notes were sold only in Europe and Asia to non-U.S. investors. The Notes mature in five years and have a coupon interest rate equal to the London Interbank Offered Rate plus a margin of .075 percent. The press release announcing the completion of this offering is attached as an exhibit to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         The following exhibits are filed herewith:


           EXHIBIT NO.            DESCRIPTION OF EXHIBIT



         99.1 Press Release dated July 6, 1998 with respect to the completion of the Registrant's
                   Eurobond offering of floating rate senior notes.




                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             NATIONSBANK CORPORATION


                             By: /s/ CHARLES M. BERGER
                                  Charles M. Berger
                                  Associate General Counsel





Dated: July 7, 1998